UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2003
                                 ---------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  001-13958                13-3317783
-------------------------------  ---------------------  ------------------------
(State or other jurisdiction          (Commission              (IRS Employer
        of Incorporation)             File Number)           Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                     06115-1900
         -----------------------------------------                 ----------
        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:          (860) 547-5000
                                                        ------------------------


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Item 12. Results of Operations and Financial Condition.

On November 5, 2003, The Hartford Financial Services Group, Inc. released its Investor Financial Supplement (the "IFS") relating to its financial results for the quarter ended September 30, 2003. A copy of the IFS is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.6 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  November 7, 2003               By: /s/ NEAL S. WOLIN
                                          --------------------------------------
                                          Name:  Neal S. Wolin
                                          Title: Executive Vice President and
                                                 General Counsel


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